Exhibit 10.3

AMENDMENT TO ML FUTURESACCESSSM ADVISORY AGREEMENT

This Amendment dated as of June 22, 2009 (the “Amendment”) amends in certain respects that certain Advisory Agreement dated as of May 8, 2008 among ML BLUETREND FUTURESACCESSSM LLC, a Delaware limited liability company (the “Fund”), MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC, a Delaware limited liability company (the “Manager”), and BLUECREST CAPITAL MANAGEMENT LLP, a limited liability partnership registered in England (the “Agreement”).  Capitalized terms otherwise defined herein have those meanings set forth in the Agreement.

WHEREAS, the Manager has determined to allow investors to invest directly in the Fund in addition to investments made by ML Systematic MomentumSM LLC, a “fund of funds” operated by the Manager, and intends to register units of the Fund under the Securities Act of 1934, as amended.

NOW THEREFORE, the parties hereto agree to amend the Agreement as follows, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

1.	Section 1(a) shall be replaced in its entirety as follows:

The Trading Advisor agrees to use its reasonable best efforts to cooperate with the Fund and the Manager in preparing the Memorandum and any Securities and Exchange Commission (“SEC”) filings made pursuant to the Securities Act of 1934, as amended (the “1934 Act”), including without limitation by providing, as promptly as may be reasonably practicable, all information (if any) regarding the Trading Advisor, its “principals,” “trading principals,” and “trading program” (each of the foregoing as defined in Section 4.10 of the Commodity Regulations), its “affiliates” (as defined in Rule 405 promulgated under the 1933 Act), its financial condition and any change in control that the Manager reasonably believes to be necessary or advisable to include in the Memorandum or in any SEC filings made pursuant to the 1934 Act and hereby consents to the disclosure of such information in the Memorandum or such filings.

2.	The following sentence shall be added at the end of Section 2(i) of the Agreement: “In the event of any inconsistency between this Agreement and the Letter Agreement, this Agreement shall control.”

3.
The second sentence of Section 4(a)(i) of the Agreement shall be replaced in its entirety as follows: “The Trading Advisor will not, without the consent of the Manager, trade on a “give up” basis through floor brokers, give-up brokers, prime brokers, dealers or other executing entities or facilities (collectively, “executing brokers”) not affiliated with Merrill Lynch.”

4.	The term “executing” shall replace “floor” in the sentence preceding the last sentence of Section 4(a)(i) of the Agreement.

5.
The first sentence of Section 5 of the Agreement shall be amended as follows: “As of the last business day of each calendar month, the Fund shall pay the Trading Advisor a Management Fee equal to 1/12 of 2% (a 2% annual rate) of the aggregate gross asset value (for the avoidance of doubt, prior to reduction for any accrued Incentive Fees or for the Management Fee being calculated) of the Fund.”

6.	Except as specifically amended herein, the Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

7.
Upon the effectiveness of this Amendment, the parties hereby reaffirm all representations and warranties made in the Agreement as amended hereby, and certify that all such representations and warranties are true and correct in all respects on and as of the date hereof.

8.
This Amendment may be executed in one or more counterparts, each of which shall, however, together constitute one and the same document.  Facsimile signature pages shall have the same binding force and effect as original copies.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned on the day and year first written above.

ML BLUETREND FUTURESACCESSSM LLC

By: Merrill Lynch Alternative Investments LLC, Manager

By:	/s/
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Title

MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC

By:	/s/
Name
Title

BLUECREST CAPITAL MANAGEMENT LLP

By:	/s/
Name
Title